SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011

COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware	001-32329	51-0411678
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	2727 Allen Parkway, Suite 1200 Houston, Texas	77019
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 621-9547

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is being filed as an amendment to the report on Form 8-K filed by Copano Energy, L.L.C. (“Copano”) on May 23, 2011.  The sole purpose of this amendment is to disclose Copano’s decision regarding how frequently it will conduct unitholder advisory votes on executive compensation (“Say on Pay” votes)

Item 5.07                      Submission of Matters to a Vote of Security Holders.

At Copano’s annual meeting of unitholders held on May 18, 2011, Copano's Board of Directors recommended and its unitholders approved a three-year frequency for Say on Pay votes.  On August 31, 2011, in light of the voting results, Copano’s Board determined that Copano will hold an advisory Say on Pay vote every three years at its annual unitholders’ meeting. The next unitholder vote regarding the frequency of Say on Pay votes will be held at Copano’s 2017 annual meeting of unitholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.

September 7, 2011	By:	/s/ Douglas L. Lawing
Douglas L. Lawing
Executive Vice President, General Counsel
and Secretary